EXHIBIT 99.1

StoneX to Acquire R.J. O’Brien, Creating a Market Leader in Global Derivatives

•Transformational acquisition strengthens StoneX’s position as a leading Futures Commission Merchant (FCM) with a premier global derivatives platform
•R.J. O’Brien is the oldest futures brokerage in the United States, founded in 1914
•Firms share a complementary focus on client service and prudent risk management
•Transaction adds over 75,000 clients and grows StoneX client float to over $13 billion
•Cross-sell opportunities will drive material revenue synergies, particularly in over-the-counter (OTC) derivatives, physical commodity trading, and fixed income products
•Acquisition expected to enhance margins, EPS, and return on equity
•Consolidation of operations expected to drive more than $50mm in expense synergies and unlock at least $50mm in capital synergies

NEW YORK, NY, April 14, 2025 – StoneX Group Inc. (NASDAQ: SNEX) (“StoneX”) today announced that it has entered into a definitive agreement to acquire R.J. O’Brien (“RJO”), the oldest futures brokerage in the U.S., for an equity value of approximately $900 million. The purchase price will be paid in a combination of cash and shares of StoneX common stock. StoneX will also assume up to $143 million of RJO debt. The acquisition significantly strengthens StoneX’s position as a leading FCM and enhances its role as an essential part of the global financial market structure, offering institutional grade execution, clearing, custody, and prime brokerage across all asset classes.

With over 110 years of futures and clearing expertise, RJO, through its FCM and global affiliates, supports over 75,000 client accounts and serves the industry’s largest global network of introducing brokers (“IBs”), as well as commercial and institutional clients, and individual investors.

As a result of the acquisition, RJO’s clients will benefit from StoneX’s extensive range of markets, products, and services, including an expansive over-the-counter (“OTC”) hedging platform, physical commodities hedging, financing, and logistic services, as well as access to deep liquidity across fixed income products.

The acquisition expands StoneX’s client float by nearly $6 billion, adds nearly 300 IBs to its network, and is projected to increase cleared listed derivatives volume by ~190 million contracts annually.

RJO brings an attractive financial profile to StoneX, having generated $766 million in revenue and approximately $170 million in EBITDA during calendar 2024.

Sean O’Connor, Executive Vice-Chairman of StoneX, commented on the transaction: “This is a transformational transaction for StoneX, establishing us as a leading global derivatives clearing firm and reinforcing our position as an integral part of the global market structure across asset classes. Combining R.J. O’Brien’s extensive client network and proven clearing capabilities with StoneX’s deep liquidity, innovative OTC hedging solutions, and leading risk management infrastructure, we are well-positioned to continue to deliver exceptional services, broader market access, and industry-leading trading solutions to our combined client base. We are very pleased that Gerry Corcoran, who has been the CEO and driving force behind RJO, will continue on with StoneX in a senior leadership role.”

Gerry Corcoran, Chairman and CEO of RJO, spoke to the significance of the deal: “We’re extraordinarily excited about this partnership between two great companies that each bring over a century of history in the futures industry and complementary capabilities, products, services, and cultures. We both prioritize a profound commitment to our clients and a focus on prudent risk management. In addition to all the products we offer today, our clients and brokers will have a plethora of new products and services across asset classes available at their fingertips, bringing meaningful new trading and hedging opportunities. At the same time, our organization will benefit from new efficiencies, premier technologies, and greater growth potential.”

Financing, Balance Sheet Impact, and Approvals

StoneX is acquiring RJO for approximately $900 million in equity value, comprised of $625 million in cash and approximately 3.5 million shares of StoneX common stock, each subject to customary purchase price adjustments. StoneX has obtained fully committed bridge financing for the cash portion of the consideration and plans to issue approximately $625 million of long-term debt prior to the closing date.

The transaction is expected to close in the second half of 2025, subject to regulatory approvals and customary closing conditions.

Advisors

Bank of America is acting as exclusive financial advisor to StoneX and is providing committed debt financing for the acquisition. Davis Polk & Wardwell LLP is serving as StoneX’s legal counsel. Broadhaven Capital Partners is acting as exclusive financial advisor to RJO, and Mayer Brown LLP is serving as its legal advisor.

Webcast and Conference Call Information

The Company will host a conference call to discuss the transaction today at 9:00 a.m. Eastern time. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form online on the Company's corporate website at https://register.vevent.com/register/BIe20141cf7fd043c89fde461964a3582e approximately ten minutes prior to the start time. Participants may preregister for the conference call here.

About StoneX Group Inc.
StoneX Group Inc., through its subsidiaries, operates a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise. The Company strives to be the one trusted partner to its clients, providing its network, product and services to allow them to pursue trading opportunities, manage their market risks, make investments and improve their business performance. A Fortune-100 company headquartered in New York City and listed on the Nasdaq Global Select Market (NASDAQ: SNEX), StoneX Group Inc. and its more than 4,600 employees serve more than 54,000 commercial, institutional, and global payments clients, and more than 400,000 self-directed/retail accounts, from more than 80 offices spread across six continents. Further information on the Company is available at www.stonex.com.

About R.J. O’Brien

Founded in 1914, R.J. O’Brien & Associates is one of the leading futures brokerage and clearing firms in the United States, serving more than 75,000 institutional, commercial and individual clients globally, in addition to a network of approximately 300 IBs. RJO services the industry’s most expansive global network of IBs, a vast array of middle market firms and many of the world’s largest financial, industrial and agricultural institutions. The firm offers state-of-the-art electronic trading and 24-hour trade execution on every major futures exchange worldwide. RJO received the FOW International Award for Non-Bank FCM of the Year for five consecutive years, and the firm and its UK affiliate have earned eight honors from the HFM Global publications (now With Intelligence) in recent years.

Cautionary Note Regarding Forward-Looking Statements
Statements in this release that are not historical facts are “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in StoneX’s public filings with the Securities and Exchange Commission. Forward-looking statements are based on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements about the benefits of the proposed acquisition of RJO, including expected synergies and future financial and operating results, the plans, objectives, expectations and intentions of StoneX after the acquisition, the expected timing to close the acquisition and the expected use of proceeds of any debt financing. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Therefore, we caution you against relying on any of these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include the risks related to the proposed acquisition and the integration of RJO as well as the risks and other factors described in StoneX’s periodic reports filed with the Securities and Exchange Commission. In providing forward-looking statements, StoneX is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If StoneX updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

Media Contact:
Cognito Media
StoneX@cognitomedia.com

Investor Relations Inquiries:
Kevin Murphy
(212) 403 - 7296
kevin.murphy@stonex.com
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